UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2021

WESCO International, Inc.
(Exact name of registrant as specified in its charter)

Delaware		001-14989	25-1723342
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

225 West Station Square Drive Suite 700			15219
Pittsburgh,	Pennsylvania		(Zip Code)
(Address of principal executive offices)
(412) 454-2200
(Registrant's telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)
SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Class	Trading Symbol(s)	Name of Exchange on which registered
Common Stock, par value $.01 per share	WCC	New York Stock Exchange
Depositary Shares, each representing a 1/100th interest in a share of Series A Fixed-Rate Reset Cumulative Perpetual Preferred Stock	WCC PR A	New York Stock Exchange
Preferred Share Purchase Rights	N/A	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective April 5, 2021, Mr. Matthew Kulasa joined WESCO International, Inc. (the “Company”) as its Senior Vice President, Corporate Controller and Chief Accounting Officer. From April 2017 to March 2020, Mr. Kulasa was the Vice President, Controller, and Chief Accounting Officer of Komatsu America Corp. From July 2014 to April 2017, he was the Vice President, Corporate Controller and Chief Accounting Officer of Joy Global, Inc., and he previously held various accounting and finance positions with Joy Global and with Deloitte.
Mr. Kulasa’s compensation will consist of an annual base salary and target annual bonus opportunity commensurate with other senior managers of the Company, and he will be eligible for an annual equity award opportunity that is subject to approval by the Compensation Committee. Mr. Kulasa’s 2021 equity award is expected to have an aggregate grant date fair value of $275,000 and be in the form of 50% performance shares with a three year performance period, 25% restricted stock units and 25% stock appreciation rights. Mr. Kulasa is expected to achieve and maintain a stock ownership level of two times his annual base salary. Mr. Kulasa would be eligible to receive cash severance equal to 12 months of base salary (payable in installments over 12 months) in the event of termination of his employment by the Company without cause or by Mr. Kulasa for good reason, subject to his execution and nonrevocation of a general release of claims against the Company. Mr. Kulasa is subject to noncompetition restrictions applicable during employment and for one year thereafter. He will be entitled to indemnification pursuant to a Director and Officer Indemnification Agreement in the form as set forth on an exhibit to the Company’s Form 10-K filed on February 22, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESCO International, Inc.
(Registrant)

April 5, 2021	By:	/s/ David S. Schulz
(Date)		David S. Schulz
Executive Vice President and Chief Financial Officer